                                                                      Exhibit 99


                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A

                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

COLLECTION PERIOD BEGINNING:           1/1/2003                                    CUT-OFF     CLOSING    ORIGINAL
COLLECTION PERIOD ENDING:             1/31/2003        PURCHASES           UNITS    DATE        DATE     POOL BALANCE
PREV. DISTRIBUTION/CLOSE DATE:        1/13/2003        INITIAL PURCHASE   57,520  7/31/2002   8/21/2002  879,123,207.32
DISTRIBUTION DATE:                    2/12/2003        SUB. PURCHASE #1
DAYS OF INTEREST FOR PERIOD:                 30        SUB. PURCHASE #2
DAYS OF COLLECTION PERIOD                    31
MONTHS SEASONED:                              6              TOTAL        57,520                         879,123,207.32


I.       ORIGINAL DEAL PARAMETERS

                                              DOLLAR AMOUNT                          # OF CONTRACTS
            Original Portfolio :              $ 879,123,207.32                           57,520

                                                                                         LEGAL FINAL
            Original Securities:              DOLLAR AMOUNT              COUPON           MATURITY
                Class A-1 Notes              $ 202,000,000.00           1.72313%          9/12/2003
                Class A-2 Notes                231,000,000.00           1.99000%          1/12/2006
                Class A-3 Notes                187,000,000.00           2.62000%          2/12/2007
                Class A-4 Notes                206,374,000.00           3.24000%          8/12/2009
                Class B Notes                   52,749,207.32           8.00000%          8/12/2009
                                             ----------------
                       Total                 $ 879,123,207.32


II.      COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     (1)     Beginning of period Aggregate Principal Balance                                                    (1) 800,794,741.27
                                                                                                                    --------------
     (2)     Subsequent Receivables Added                                                                       (2)              -
                                                                                                                    --------------

             Monthly Principal Amounts

                (3)     Principal Portion of Scheduled Payments Received         (3) 9,948,325.79
                                                                                     ------------
                (4)     Principal Portion of Prepayments Received                (4) 5,373,628.23
                                                                                     ------------
                (5)     Principal Portion of Liquidated Receivables              (5) 4,925,421.75
                                                                                     ------------
                (6)     Aggregate Amount of Cram Down Losses                     (6)            -
                                                                                     ------------
                (7)     Other Receivables adjustments                            (7)            -
                                                                                     ------------
                (8)     Total Principal Distributable Amounts                                                   (8)  20,247,375.77
                                                                                                                    --------------

     (9)     End of Period Aggregate Principal Balance                                                          (9) 780,547,365.50
                                                                                                                    ==============
    (10)     Pool Factor  (Line 9 / Original Pool Balance)                                                     (10)       88.7870%
                                                                                                                    ==============

III.     COLLECTION PERIOD NOTE BALANCE CALCULATION:

                                                                                CLASS A-1            CLASS A-2         CLASS A-3
                                                                            ----------------      --------------    --------------

   (11)     Original Note Balance                                           $ 202,000,000.00      231,000,000.00    187,000,000.00
                                                                            -------------------------------------------------------

   (12)     Beginning of period Note Balance                                   82,874,331.54      231,000,000.00    187,000,000.00
                                                                            -------------------------------------------------------

   (13)     Noteholders' Principal Distributable Amount                        20,247,375.77                   -                 -
   (14)     Class A Noteholders' Accelerated Principal Amount                     119,274.13                   -                 -
   (15)     Class A Noteholders' Principal Carryover Amount                                -                   -                 -
   (16)     Policy Claim Amount                                                            -                   -                 -
                                                                            -------------------------------------------------------

   (17)     End of period Note Balance                                         62,507,681.64      231,000,000.00    187,000,000.00
                                                                            =======================================================

   (18)     Note Pool Factors  (Line 17 / Line 11)                                  30.9444%           100.0000%         100.0000%

   (19)     Class A Noteholders' Ending Note Balance                          686,881,681.64

   (20)     Class B Noteholders' Ending Note Balance                           47,044,603.08

   (21)     Class A Noteholders' Beginning Note Balance                       707,248,331.54

   (22)     Class B Noteholders' Beginning Note Balance                        52,749,207.32

   (23)     Total Noteholders Principal Distribution for Collection Period     26,071,254.14

   (24)     Total Noteholders Interest Distribution for Collection Period       1,819,232.22


                                                                               CLASS A-4          CLASS B                 TOTAL
                                                                           --------------      -------------       ----------------

   (11)     Original Note Balance                                          206,374,000.00      52,749,207.32       $ 879,123,207.32
                                                                           --------------------------------------------------------

   (12)     Beginning of period Note Balance                               206,374,000.00      52,749,207.32         759,997,538.86
                                                                           --------------------------------------------------------

   (13)     Noteholders' Principal Distributable Amount                                 -       5,704,604.24          25,951,980.01
   (14)     Class A Noteholders' Accelerated Principal Amount                           -                                119,274.13
   (15)     Class A Noteholders' Principal Carryover Amount                             -                                         -
   (16)     Policy Claim Amount                                                         -                                         -
                                                                           --------------------------------------------------------

   (17)     End of period Note Balance                                     206,374,000.00      47,044,603.08         733,926,284.72
                                                                           ========================================================

   (18)     Note Pool Factors  (Line 17 / Line 11)                              100.0000%           89.1854%               83.4839%

   (19)     Class A Noteholders' Ending Note Balance

   (20)     Class B Noteholders' Ending Note Balance

   (21)     Class A Noteholders' Beginning Note Balance

   (22)     Class B Noteholders' Beginning Note Balance

   (23)     Total Noteholders Principal Distribution for Collection Period

   (24)     Total Noteholders Interest Distribution for Collection Period

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A

                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE


IV.      CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

    (25)  Total Monthly Principal Collection Amounts                                               (25) 20,247,375.77
                                                                                                        -------------
    (26)  Required Pro Forma Class A Note Balance (88% x Line 9)        (26)   686,881,681.64
                                                                               --------------
    (27)  Pro Forma Class A Note Balance (Line 21 - Line 8)             (27)   687,000,955.77
                                                                               --------------
    (28)  Step-Down Amount (Max of 0 or (Line 26 - Line 27))            (28)                -                       -
                                                                               --------------
                                                                                                        -------------
    (29)  Principal Distribution Amount (Line 25 - Line 28)                                        (29) 20,247,375.77
                                                                                                        =============

V.       RECONCILIATION OF COLLECTION ACCOUNT:

     AVAILABLE FUNDS

     (30)    Interest Collections                                                      (30)  12,214,647.53
                                                                                             -------------
     (31)    Repurchased Loan Proceeds Related to Interest                             (31)              -
                                                                                             -------------
     (32)    Principal Collections                                                     (32)   9,948,325.79
                                                                                             -------------
     (33)    Prepayments in Full                                                       (33)   5,373,628.23
                                                                                             -------------
     (34)    Prepayments in Full Due to Administrative Repurchases                     (34)              -
                                                                                             -------------
     (35)    Repurchased Loan Proceeds Related to Principal                            (35)              -
                                                                                             -------------
     (36)    Collection of Supplemental Servicing - Extension and Late Fees            (36)     234,039.33
                                                                                             -------------
     (37)    Collection of Supplemental Servicing - Repo and Recovery Fees Advanced    (37)              -
                                                                                             -------------
     (38)    Liquidation Proceeds                                                      (38)   1,337,132.00
                                                                                             -------------
     (39)    Recoveries from Prior Month Charge-Offs                                   (39)      96,987.87
                                                                                             -------------
     (40)    Investment Earnings - Collection Account                                  (40)      19,208.65
                                                                                             -------------
     (41)    Investment Earnings - Spread Account                                      (41)      26,549.93
                                                                                             -------------
     (42)    Total Available Funds                                                                             (42)  29,250,519.33
                                                                                                                     -------------

     DISTRIBUTIONS:

    (43)    Base Servicing Fee - to Servicer                                           (43)  1,501,490.14
                                                                                             -------------
    (44)    Supplemental Servicing Fee - to Servicer                                   (44)    334,062.10
                                                                                             -------------
    (45)    Indenture Trustee Fees                                                     (45)        250.00
                                                                                             -------------
    (46)    Owner Trustee Fees                                                         (46)             -
                                                                                             -------------
    (47)    Backup Servicer Fees                                                       (47)             -
                                                                                             -------------

    NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                          BEGINNING        INTEREST    INTEREST                           CALCULATED
            CLASS         NOTE BALANCE     CARRYOVER    RATE       DAYS    DAYS BASIS      INTEREST
            ---------------------------------------------------------------------------------------

    (48)    Class A-1     82,874,331.54       -        1.72313%     30     Act.Days/360    119,002.71
    (49)    Class A-2    231,000,000.00       -        1.99000%     30        30/360       383,075.00
    (50)    Class A-3    187,000,000.00       -        2.62000%     30        30/360       408,283.33
    (51)    Class A-4    206,374,000.00       -        3.24000%     30        30/360       557,209.80
    (52)     Class B      52,749,207.32       -        8.00000%     30        30/360       351,661.38

                                                                                       (48)    119,002.71
                                                                                             -------------
                                                                                       (49)    383,075.00
                                                                                             -------------
                                                                                       (50)    408,283.33
                                                                                             -------------
                                                                                       (51)    557,209.80
                                                                                             -------------
                                                                                       (52)    351,661.38
                                                                                             -------------

    NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                           PRINCIPAL       PRINCIPAL     EXCESS      MANDATORY             TOTAL
            CLASS         DISTRIBUTION     CARRYOVER    PRIN. DUE  NOTE PREPAYMENT       PRINCIPAL
            ------------------------------------------------------------------------------------------
    (53)    Class A-1     20,247,375.77       -            -           -            -    20,247,375.77
    (54)    Class A-2                 -       -            -           -            -                -
    (55)    Class A-3                 -       -            -           -            -                -
    (56)    Class A-4                 -       -            -           -            -                -
    (57)     Class B                  -       -            -           -            -                -

                                                                                       (53)  20,247,375.77
                                                                                             -------------
                                                                                       (54)              -
                                                                                             -------------
                                                                                       (55)              -
                                                                                             -------------
                                                                                       (56)              -
                                                                                             -------------
                                                                                       (57)              -
                                                                                             -------------
    (58)    Insurer Premiums - to AMBAC                                                (58)     131,652.00
                                                                                             -------------
    (59)    Total Distributions                                                                                (59)  24,034,062.23
                                                                                                                     -------------
(60) Excess Available Funds (or Premium Claim Amount)                                                          (60)   5,216,457.10
                                                                                                                     -------------
(61) Deposit to Spread Account to Increase to Required Level                                                   (61)              -
                                                                                                                     -------------
(62) Amount available for Noteholders' Accelerated Principle Amount                                            (62)     119,274.13
                                                                                                                     -------------
(63) Amount available for Deposit into the Note Distribution Account                                           (63)   5,097,182.97
                                                                                                                     -------------

VI.      CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

(64) Excess Available Funds After Amount to Increase Spread to Required Level
     (Line 60 - Line 61)                                                               (64)   5,216,457.10
                                                                                            --------------
(65) Spread Account Balance in Excess of Required Spread Balance                       (65)     607,421.27
                                                                                            --------------
(66) Total Excess Funds Available                                                      (66)   5,823,878.37
                                                                                            --------------
(67) Pro Forma Class A Note Balance (Line 21 - Line 8)                                 (67) 687,000,955.77
                                                                                            --------------
(68) Required Pro Forma Class A Note Balance (88% x Line 9)                            (68) 686,881,681.64
                                                                                            --------------
(69) Excess of Pro Forma Balance over Required Balance (Line 67 - Line 68)             (69)     119,274.13
                                                                                            --------------
(70) Lesser of (Line 68) or (Line 69)                                                  (70)     119,274.13
                                                                                            --------------
(71) Accelerated Principal Amount (Lesser of Line 66 or 70)                                                    (71)     119,274.13
                                                                                                                     -------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A

                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

                                                                        INITIAL
VII.     RECONCILIATION OF SPREAD ACCOUNT:                              DEPOSIT                                          TOTAL

(72) INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS                    26,373,696.22                                  26,373,696.22
                                                                      -------------                                  -------------
(73) BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                                (73)  24,023,842.24
     ADDITIONS TO SPREAD ACCOUNT                                                                                     -------------

    (74)    Deposit from Collection Account (Line 61)                                  (74)              -
                                                                                            --------------
    (75)    Investments Earnings                                                       (75)      26,549.93
                                                                                            --------------
    (76)    Deposits Related to Subsequent Receivables Purchases                       (76)              -
                                                                                            --------------
    (77)    Total Additions                                                                                    (77)      26,549.93
                                                                                                                     -------------
            SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS                                                   (78)  24,050,392.17
            AND SPREAD ACCOUNT REQUIREMENT AMOUNT                                                                    -------------

    (79)    3% of the Ending Pool Balance (3% x Line 9)                                (79)  23,416,420.97
                                                                                            --------------
    (80)    Floor Amount (1.5% of Original Pool Balance)              13,186,848.11    (80)              -
                                                                      -------------         --------------
    (81)    If a Spread Cap Event exists then 6% of the Ending
            Pool Balance                                                          -    (81)              -
                                                                      -------------         --------------
    (82)    If a Trigger Event exists then an unlimited amount
            as determined by the Controlling Party                                     (82)              -
                                                                                            --------------
    (83)    Spread Account Requirement                                                                         (83)  23,416,420.97
                                                                                                                    --------------

            WITHDRAWALS FROM SPREAD ACCOUNT

    (84)    Withdrawal pursuant to Section 5.1(b) (Transfer
            Investment Earnings to the Collection Account)                             (84)      26,549.93
                                                                                            --------------
    (85)    Withdrawal pursuant to Section 5.7(Spread Account
            Draw Amount)                                                               (85)              -
                                                                                            --------------
    (86)    Withdrawal pursuant to Section 5.7(b)(x)
            (Unpaid amounts owed to the Insurer)                                       (86)              -
                                                                                            --------------
    (87)    Withdrawal pursuant to Section 5.7(b)
            (xiii) (Other unpaid amounts owed to
            the Insurer)                                                               (87)              -
                                                                                            --------------
    (88)    Withdrawal pursuant to Section 5.7(b)(xiv)
            (Note Distribution Account - Class A Noteholders'
            Accelerated Principal Amount)                                              (88)     119,274.13
                                                                                            --------------
    (89)    Withdrawal pursuant to Section 5.7(b)(xv)
            (Note Distribution Account - Class
            B Noteholders' Principal)                                                  (89)     488,147.15
                                                                                            --------------
    (90)    Total Withdrawals                                                          (90)     633,971.20
                                                                                            --------------

                                                                                                               (91)     633,971.20
                                                                                                                     -------------
            END OF PERIOD SPREAD ACCOUNT BALANCE                                                               (92)  23,416,420.97
                                                                                                                     -------------

VIII.    CALCULATION OF OC LEVEL AND OC PERCENTAGE

    (93)    Aggregate Principal Balance                                                (93) 780,547,365.50
                                                                                            --------------
    (94)    End of Period Class A Note Balance                                         (94) 686,881,681.64
                                                                                            --------------
    (95)    Line 93 less Line 94                                                       (95)  93,665,683.86
                                                                                            --------------
    (96)    OC Level (Line 95 / Line 93)                                               (96)          12.00%
                                                                                            --------------
    (97)    Ending Spread Balance as of a percentage of Aggregate
            Principal Balance (Line 92 / Line 93)                                      (97)           3.00%
                                                                                            --------------
    (98)    OC Percentage (Line 96 + Line 97)                                                                  (98)          15.00%
                                                                                                                     -------------

IX.      AMOUNTS DUE TO CERTIFICATEHOLDER

    (99)    Beginning of Period Class B Noteholder Balance                                                     (99)  52,749,207.32
    (100)   Funds Available to the Class B Noteholder                                                          (100)  5,704,604.24
    (101)   Remaining Balance to the Certificateholder                                                         (101)             -


For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Traid's website at: www.triadfinancial.com

By:    (S)/Mike Wilhelms
Name:  Mike Wilhelms
Title: Sr. VP & Chief Financial Officer
Date:  5-Feb-2003

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

COLLECTION PERIOD BEGINNING:         01/01/2003     Original Pool Balance                                        $ 879,123,207.32
COLLECTION PERIOD ENDING:            01/31/2003
PREV. DISTRIBUTION/CLOSE DATE:       01/13/2003     Beginning of Period Pool Balance                               800,794,741.27
DISTRIBUTION DATE:                   02/12/2003     Principal Reduction during preceding Collection Period          20,247,375.77
DAYS OF INTEREST FOR PERIOD:                 30     End of Period Pool Balance                                   $ 780,547,365.50
DAYS IN COLLECTION PERIOD:                   31
MONTHS SEASONED:                              6

I.       COLLECTION PERIOD NOTE BALANCE CALCULATION:          CLASS A-1          CLASS A-2          CLASS A-3        CLASS A-4
------------------------------------------------------------------------------------------------------------------------------------
      (1)   Original Note Balance                     (1)  $202,000,000.00    $231,000,000.00    $187,000,000.00   $206,374,000.00
                                                           -------------------------------------------------------------------------
      (2)   Beginning of Period Note Balance          (2)    82,874,331.54     231,000,000.00     187,000,000.00    206,374,000.00
      (3)   Note Principal Payments                   (3)    20,366,649.90               0.00               0.00              0.00
      (4)   Preliminary End of period Note Balance    (4)    62,507,681.64     231,000,000.00     187,000,000.00    206,374,000.00
                                                           -------------------------------------------------------------------------
      (5)   Policy Claim Amount                       (5)             0.00               0.00               0.00              0.00
      (6)   End of period Note Balance                (6)    62,507,681.64     231,000,000.00     187,000,000.00    206,374,000.00
                                                           =========================================================================
      (7)   Note Pool Factors  (6) / (1)              (7)      30.9443969%        100.0000000%       100.0000000%      100.0000000%
                                                           =========================================================================


I.       COLLECTION PERIOD NOTE BALANCE CALCULATION:     CLASS B             TOTAL
-----------------------------------------------------------------------------------------
      (1)   Original Note Balance                       $52,749,207.32    $879,123,207.32
                                                      -----------------------------------
      (2)   Beginning of Period Note Balance             52,749,207.32     759,997,538.86
      (3)   Note Principal Payments                       5,704,604.24      26,071,254.14
      (4)   Preliminary End of period Note Balance       47,044,603.08     733,926,284.72
                                                      -----------------------------------
      (5)   Policy Claim Amount                                   0.00               0.00
      (6)   End of period Note Balance                   47,044,603.08     733,926,284.72
                                                      ===================================
      (7)   Note Pool Factors  (6) / (1)                    89.1854219%       83.4838938%
                                                      ===================================

II.      NOTE INTEREST DISTRIBUTION AND
         CARRYOVER AMOUNT                                     CLASS A-1          CLASS A-2          CLASS A-3        CLASS A-4
------------------------------------------------------------------------------------------------------------------------------------
      (8)   Note Interest Payments                    (8)       119,002.71         383,075.00         408,283.33        557,209.80
      (9)   Interest Carryover Amount                 (9)             0.00               0.00               0.00              0.00


II.      NOTE INTEREST DISTRIBUTION AND
         CARRYOVER AMOUNT                               CLASS B             TOTAL
----------------------------------------------------------------------------------------
      (8)   Note Interest Payments                         351,661.38       1,819,232.22
      (9)   Interest Carryover Amount                            0.00               0.00


III.     DISTRIBUTION PER $1,000 OF ORIGINAL
         BALANCE                                              CLASS A-1          CLASS A-2          CLASS A-3        CLASS A-4
------------------------------------------------------------------------------------------------------------------------------------
     (10)   Principal Distribution                    (10)          100.82               0.00               0.00              0.00
     (11)   Interest Distribution                     (11)            1.44               1.66               2.18              2.70
                                                         ---------------------------------------------------------------------------
     (12)   Total Distribution  (10) + (11)           (12)          102.26               1.66               2.18              2.70

III.     DISTRIBUTION PER $1,000 OF ORIGINAL
         BALANCE                                         CLASS B             TOTAL
-----------------------------------------------------------------------------------------
     (10)   Principal Distribution                              108.15             208.97
     (11)   Interest Distribution                                 6.67              14.64
                                                     ------------------------------------
     (12)   Total Distribution  (10) + (11)                     114.81             223.62

IV.      SERVICING FEE PAID TO THE SERVICER

     (13)   Base Servicing Fee Paid for the Prior Collection Period                $ 1,501,490.14
     (14)   Supplemental Servicing Fee Paid for the Prior Collection Period            334,062.10
                                                                                   --------------
     (15)   Total Fees Paid to the Servicer                                        $ 1,835,552.24

V.       COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

                                                                                           CUMULATIVE         MONTHLY
                                                                                           --------------------------
     (16)   Original Number of Receivables                                         (16)     57,520
                                                                                           --------------------------
     (17)   Beginning of period number of Receivables                              (17)     55,094             55,094
     (18)   Number of Subsequent Receivables Purchased                             (18)          0                  0
     (19)   Number of Receivables becoming Liquidated Receivables during period    (19)        905                380
     (20)   Number of Receivables becoming Purchased Receivables during period     (20)          7                  0
     (21)   Number of Receivables paid off during period                           (21)      2,308                414
                                                                                           --------------------------
     (22)   End of period number of Receivables                                    (22)     54,300             54,300

VI.      STATISTICAL DATA: (CURRENT AND HISTORICAL)

                                                                                         ORIGINAL      PREV. MONTH      CURRENT
                                                                                       -----------------------------------------
     (23)   Weighted Average APR of the Receivables                                (23)      18.03%        18.03%         18.03%
     (24)   Weighted Average Remaining Term of the Receivables                     (24)       60.3          56.0           55.0
     (25)   Weighted Average Original Term of Receivables                          (25)       64.7          64.8           64.8
     (26)   Average Receivable Balance                                             (26)    $15,284       $14,535        $14,375
     (27)   Aggregate Realized Losses                                              (27)         $0    $2,719,528     $3,491,302

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS


VII.     DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)

                Receivables with Scheduled Payment delinquent                              UNITS          DOLLARS        PERCENTAGE
                                                                                       --------------------------------------------
     (28)       31-60 days                                                         (28)    2,476       $35,752,637          4.58%
     (29)       61-90 days                                                         (29)      812        11,589,265          1.48%
     (30)       over 90 days                                                       (30)      473         6,650,572          0.85%
                                                                                       --------------------------------------------
     (31)       Receivables with Scheduled Payment delinquent more
                than 30 days at end of period                                      (31)     3,761      $53,992,473          6.92%

VIII.           NET LOSS RATE: (PRECEDING COLLECTION PERIOD)

     (32)       Total Net Liquidation Losses for the preceding
                Collection Period                                                                       (32)     3,491,301.88
     (33)       Beginning of Period Pool Balance                                                        (33)   800,794,741.27
                                                                                                               --------------
     (34)       Net Loss Rate                                                                           (34)            0.44%

IX.             MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)

     (35)       Aggregrate Principal Balance of Receivables extended
                during the preceding collection period                                                  (35)     7,849,446.69
     (36)       Beginning of Period Pool Balance                                                        (36)   800,794,741.27
     (37)       Monthly Extension Rate                                                                  (37)             0.98%

X.              PERFORMANCE TESTS:

     DELINQUENCY RATE

        (38)     Receivables with Scheduled                                  (38)  $18,239,836.39
                 Payment delinquent > 60 days                                      --------------
                 at end of preceding collection
                 period (29 + 30)

        (39)     End of period Principal Balance                             (39)  780,547,365.50
                                                                                   --------------
        (40)     Delinquency Ratio (38) divided by (39)                                                 (40)             2.34%
                                                                                                               --------------
        (41)     Delinquency Rate Trigger Level for                                                     (41)             5.50%
                 the Preceding Collection Period                                                               --------------
        (42)     Preceding Collection Period                                                            (42)             PASS
                 Delinquency Rate Compliance                                                                   --------------

     ROLLING AVERAGE NET LOSS RATE

        (43)     Net Loss Rate in Preceding                                  (43)            0.44%
                 Collection Period                                                 --------------

        (44)     Net Loss Rate in Second Preceding                           (44)            0.33%
                 Collection Period                                                 --------------

        (45)     Net Loss Rate in Third Preceding                            (45)            0.23%
                 Collection Period                                                 --------------

        (46)     Rolling Average Net Loss Rate
                 ((43) +(44) +(45)) / 3                                                                 (46)            0.33%
                                                                                                               --------------
        (47)     Rolling Average Net Loss Rate Trigger
                 Level for the Preceding Collection Period                                              (47)           14.00%
                                                                                                               --------------
        (48)     Preceding Collection Period Rolling
                 Average Net Loss Rate Compliance                                                       (48)             PASS
                                                                                                               --------------

     AVERAGE MONTHLY EXTENSION RATE

        (49)     Principal Balance of Receivables extended                   (49)            0.98%
                 during preceding Collection Period                                --------------

        (50)     Principal Balance of Receivables extended                   (50)            0.97%
                 during the Second Preceding Collection                            --------------
                 Period

        (51)     Principal Balance of Receivables                            (51)            0.79%
                 extended during the Third Preceding                               --------------
                 Collection Period

        (52)     Average Monthly Extension Rate                                                         (52)            0.91%
                 ((49) +(50) +(51))/3                                                                          --------------

        (53)     Average Monthly Extension Rate Compliance                                              (53)             PASS
                 (Extension Rate Maximum = 4%)                                                                 --------------



For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Traid's website at: www.triadfinancial.com

By:     (S)/Mike Wilhelms
        ---------------------------------
Name:   Mike Wilhelms
Title:  Sr. VP & Chief Financial Officer
Date:   5-Feb-2003